HELIX
ENERGY SOLUTIONS



Second Quarter 2019 Conference Call

July 25, 2019

Navigating the present, focusing on the future.

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including Helix's most recently filed Annual Report on Form 10-K and in Helix's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG), LinkedIn (www.linkedin.com/company/helix-energy-solutions-group) and Facebook (www.facebook.com/HelixEnergySolutionsGroup)

Presentation Outline



SEAWELL

HELIX ENERGY SOLUTIONS

Navigating the present, focusing on the future.

Executive Summary


SIEM HELIX 1

Executive Summary

($ in millions, except per share data)	Three Months Ended			Six Months Ended	
	6/30/19	6/30/18	3/31/19	6/30/19	6/30/18
Revenues	$ 202	$ 205	$ 167	$ 369	$ 369
Gross profit	$ 40	$ 43	$ 16	$ 56	$ 56
	20%	21%	10%	15%	15%
Net income	$ 17	$ 18	$ 1	$ 18	$ 15
Diluted earnings per share	$ 0.11	$ 0.12	$ 0.01	$ 0.12	$ 0.10
Adjusted EBITDA[1]					
Business segments	$ 61	$ 64	$ 37	$ 99	$ 97
Corporate, eliminations and other	(11)	(12)	(7)	(18)	(17)
Adjusted EBITDA	$ 50	$ 52	$ 30	$ 81	$ 80
Cash and cash equivalents	$ 261	$ 288	$ 220	$ 261	$ 288
Cash flows from operating activities[2]	$ 67	$ 47	$ (34)	$ 33	$ 88

[1] Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.
[2] Cash flows from operating activities during the three months ended March 31, 2019 includes $17 million of regulatory certification costs for our vessels and systems.

Executive Summary

Highlights

Q2 2019

- Net income of $17 million, $0.11 per diluted share, compared to $1 million, $0.01 per diluted share, in Q1 2019 and $18 million, $0.12 per diluted share, in Q2 2018
- Adjusted EBITDA[1] of $50 million compared to $30 million in Q1 2019 and $52 million in Q2 2018
- Operating cash flow of $67 million compared to $(34) million in Q1 2019 and $47 million in Q2 2018
- Free Cash Flow[1] of $54 million compared to $(46) million in Q1 2019 and $26 million in Q2 2018
- Acquisition of Subsea Technologies Group Limited, a subsea engineering firm focused on well control technologies and products

Q2 2019 Year to date

- Net income of $18 million, $0.12 per diluted share, compared to $15 million, $0.10 per diluted share, in the same period in 2018
- Adjusted EBITDA[1] of $81 million compared to $80 million in the same period in 2018
- Operating cash flow of $33 million compared to $88 million in the same period in 2018
- Free Cash Flow[1] of $8 million compared to $46 million in the same period in 2018

[1] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 25.

Executive Summary

Operations

- Well Intervention
  - Utilization of 94% across the well intervention vessel fleet
    - 85% in the GOM
    - 98% in the North Sea
    - 99% in Brazil
  - 15K IRS utilization 77%; 10K IRS idle during quarter
- Robotics
  - Robotics chartered vessels utilization 92%, including 138 vessel trenching days and 24 spot vessel days
  - ROVs, trenchers and ROVDrill utilization 41%
- Production Facilities
  - Helix Producer 1 – operated at full rates during quarter
  - Nominal production benefit

Executive Summary

Balance Sheet

- Liquidity[1] of approximately $432 million at 6/30/19
- Cash and cash equivalents totaled $261 million at 6/30/19
  - $7 million of cash used for net repayments of debt ($9 million scheduled principal repayments and $2 million of additional funds borrowed on term loan)
  - $16 million of cash used for capital expenditures in Q2
- Long-term debt[2] of $424 million at 6/30/19 compared to $429 million at 3/31/19
- Net debt[3] of $163 million at 6/30/19 compared to $209 million at 3/31/19
- Credit facility amended and extended in June. Revolving credit facility increased to $175 million and term loan increased to $35 million. Maturity extended to December 31, 2021

[1] Liquidity is calculated as the sum of cash and cash equivalents ($261 million) plus available capacity under our revolving credit facility ($171 million)
[2] Net of unamortized discounts and issuance costs
[3] Net debt is calculated as long-term debt ($424 million) less cash and cash equivalents ($261 million)

Operational Highlights by Segment



Business Segment Results

	Three Months Ended			Six Months Ended	
	6/30/19	6/30/18	3/31/19	6/30/19	6/30/18
Revenues					
Well Intervention	$ 159	$ 162	$ 122	$ 281	$ 292
Robotics	45	39	39	85	66
Production Facilities	16	16	15	31	32
Intercompany Eliminations	(18)	(12)	(9)	(28)	(21)
Total	$ 202	$ 205	$ 167	$ 369	$ 369
Gross profit (loss), %					
Well Intervention	$ 30 19%	$ 38 24%	$ 13 11%	$ 44 16%	$ 56 19%
Robotics	5 11%	(1) -4%	(2) -4%	3 4%	(13) -20%
Production Facilities	5 31%	7 43%	5 31%	10 31%	14 44%
Eliminations and other	-	(1)	-	(1)	(1)
Total	$ 40 20%	$ 43 21%	$ 16 10%	$ 56 15%	$ 56 15%

Second Quarter 2019

- Well Intervention achieved 94% utilization across the vessel fleet
- Q4000 93% utilization; Q5000 77% utilization
- Well Enhancer 99% utilization; Seawell 97% utilization
- Siem Helix 1 99% utilization; Siem Helix 2 99% utilization
- Robotics achieved 92% utilization on chartered vessel fleet; 41% utilization of ROVs, trenchers and ROVDrill

Well Intervention – GOM

Gulf of Mexico

- Q5000 – 77% utilized in Q2 performing 15K intervention work for BP; incurred unplanned downtime during quarter
- Q4000 – 93% utilized in Q2; completed 12-well abandonment and performance enhancement campaign; performed two-well abandonment for another customer; commenced abandonment activities for one of four Droshky wells owned by Helix
- 15K IRS rental unit – 77% utilized in Q2 performing intervention work for BP on the Q5000
- 10K IRS rental unit – system idle in Q2



Q5000



Q4000

Well Intervention – North Sea

North Sea

- Well Enhancer – 99% utilized in Q2; operational in light well intervention mode for three customers performing abandonment operations on one well and production enhancement on four wells, including the completion of a successful riser-based shallow water coiled tubing project
- Seawell – 97% utilized in Q2; operational in light well intervention mode for three customers performing abandonment operations on one well and production enhancement operations on four wells



Well Enhancer



Seawell

Well Intervention – Brazil

Brazil

- Siem Helix 1 – 99% utilized in Q2; performed abandonment scope on two wells and workover and performance enhancement operations on two wells
- Siem Helix 2 – 99% utilized in Q2; performed abandonment scope on one well and workover and performance enhancement operations on five wells


HELIX

Siem Helix 1


HELIX

Siem Helix 2

HELIX ENERGY SOLUTIONS

Navigating the present, focusing on the future.

Robotics

- Chartered vessel fleet 92% utilized (including spot vessels) in Q2; ROVs, trenchers and ROVDrill 41% utilized
- Grand Canyon (North Sea) – 98% utilized in Q2 performing trenching operations
- Grand Canyon II (Asia Pacific) – 96% utilized in Q2 performing ROV support projects for three customers
- Grand Canyon III (North Sea) – 79% utilized in Q2 including 49 days trenching and 23 days of ROV support
- Spot Vessels – 24 days of spot vessel utilized during Q2, including 16 days on the Ross Candies in GOM
- Trenching – 138 days of trenching operations during Q2



ROV



Grand Canyon II

HELIX ENERGY SOLUTIONS

Navigating the present, focusing on the future.

Utilization



100%
80%
60%
40%
20%
0%
94%
74%
88%
92%
88%
70%
41%
39%
38%
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers
Q2 2019
Q1 2019
Q2 2018

- Q5000
- Q4000
- Seawell
- Well Enhancer
- Siem Helix 1[1]
- Siem Helix 2[1]

- Grand Canyon[1]
- Grand Canyon II[1]
- Grand Canyon III[1]
- Spot vessels[1]

- 46 ROVs[2]
- 1 ROVDrill unit[2]
- 4 Trenchers[2]

[1] Chartered vessel
[2] One Trencher retired in Q2 2019; one ROV retired in Q3 2018; one ROV and one ROVDrill retired in Q4 2018

Key Financial Metrics


GRAND CANYON III

Navigating the present, focusing on the future.

Debt Instrument Profile

Total funded debt[1] of $459 million at 6/30/19

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $35 million Term Loan – LIBOR + 3.25%[2]
    - Quarterly amortization payments of $0.9 million with a final balloon payment of $27 million at maturity in Q4 2021
- $67 million MARAD Debt – 4.93%
    - Semi-annual amortization payments
- $107 million Q5000 Loan – LIBOR + 2.50%[3]
    - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in Q2 2020

Principal Payment Schedule at 6/30/19
($ in millions)



$150
$100
$50
$0
$23
$100
$37
$133
$133
$33
2019
2020
2021
2022
2023
2024-2027
MARAD
Term Loan
Q5000 Loan
CSN 2022
CSN 2023

[1] Excludes unamortized debt discounts and debt issuance costs
[2] Credit facility was amended in Q2 2019; term loan increased to $35 million, revolving credit facility increased to $175 million and maturity extended until December 31, 2021
[3] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile



($ in millions)
$1,200
$800
$400
$0
$554
$76
$537
$61
$749
$255
$626
$269
$496
$229
$440
$161
$424
$163
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
6/30/19
LT Debt¹
Net Debt²
Liquidity³

Liquidity[3] of approximately $432 million at 6/30/19

[1] Long-term debt is net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032 (Convertible Senior Notes due 2032 were extinguished in 2018)
[2] Net debt is calculated as long-term debt ($424) less cash and cash equivalents ($261)
[3] Liquidity is calculated as the sum of cash and cash equivalents ($261 million) plus available capacity under our revolving credit facility ($171 million)

2019 Outlook



2019 Outlook: Forecast

($ in millions)	2019 Outlook	2018 Actual
Revenues	$ 700 - 760	$ 740
Adjusted EBITDA[1,2]	165 - 190	162
Capital Additions[3]	~ 145	135
Revenue Split:		
Well Intervention	$ 550 - 600	$ 561
Robotics	150 - 175	159
Production Facilities[2]	55 - 60	64
Eliminations	(55) - (75)	(44)
Total	$ 700 - 760	$ 740

Key 2019 forecast assumptions:

- Siem Helix 1 & 2 – strong performance in Brazil
- Q4000 and Q5000 – improved GOM activity in 2019
- Stable North Sea intervention market
- Improved cost structure in Robotics
- Improved ROV utilization
- New HFRS agreement
- Q7000 deployment in fourth quarter of 2019

[1] 2019 Outlook and 2018 Actuals include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

[2] 2019 Outlook includes nominal benefit from oil and gas production related to the Droshky acquisition

[3] Includes capitalized interest and regulatory certification costs for our vessels and systems

2019 Outlook: Well Intervention

- Total backlog at June 30, 2019 was approx. $1.0 billion, including $0.7 billion for Well Intervention
- Gulf of Mexico
  - Q4000 – contracted backlog through October, with identified spot market opportunities through the remainder of 2019
  - Q5000 – contracted with BP through Q3, then available in the spot market with opportunities in Q4
  - 15K IRS rental unit – contracted with BP on Q5000 through Q3
  - 10K IRS rental unit – available in the spot market
- North Sea
  - Seawell and Well Enhancer – high utilization expected through Q3; good prospects into December
- Brazil
  - Siem Helix 1 and 2 – working for Petrobras; Siem Helix 2 forecasted to incur some downtime in Q4 for scheduled maintenance; Siem Helix 1 scheduled shipyard maintenance deferred until 2020

2019 Outlook: Robotics

- Improved cost structure resulting from the Grand Canyon II hedge expiration in July and termination of the Grand Canyon vessel charter in October
- Grand Canyon (North Sea) – expected to perform trenching work through scheduled return of the vessel in October
- Grand Canyon II (Asia Pacific) – currently performing ROV support on windfarm project in Taiwan through August; high utilization expected over the remainder of 2019
- Grand Canyon III (North Sea) – performing its summer trenching campaign work into Q4
- Ross Candies – joined fleet in June under one-year charter agreement with flexible utilization terms

2019 Outlook: Capital Additions & Balance Sheet

2019 Capital additions are currently forecasted at approximately $145 million, consisting of the following:

- Growth Capex – $120 million[1] related to completion of the Q7000 and related intervention system:
  - $117 million for Q7000, including a $69 million shipyard payment
  - $3 million for intervention system
- Maintenance Capex – $25 million for vessel and intervention system maintenance, including regulatory certification costs on our vessels and systems for the Seawell, Well Enhancer and Helix Producer I incurred in Q1
- Capital additions for the remainder of 2019 expected to be $100 million

Balance Sheet

- Our total funded debt[2] level is expected to decrease by $23 million (from $459 million at June 30, 2019 to $436 million at December 31, 2019) as a result of scheduled principal payments

[1] Includes capitalized interest

[2] Excludes unamortized discounts and issuance costs

Non-GAAP Reconciliations


HELIX

HELIX ENERGY SOLUTIONS

Non-GAAP Reconciliations

($ in thousands)	Three Months Ended			Six Months Ended		Twevle Months Ended
	6/30/19	6/30/18	3/31/19	6/30/19	6/30/18	12/31/18
Adjusted EBITDA:						
Net income	$ 16,823	$ 17,784	$ 1,318	$ 18,141	$ 15,224	$ 28,598
Adjustments:						
Income tax provision	2,876	298	324	3,200	385	2,400
Net interest expense	2,205	3,599	2,098	4,303	7,495	13,751
Loss on extinguishment of long-term debt	18	76	-	18	1,181	1,183
Other (income) expense, net	1,311	3,441	(1,166)	145	2,516	6,324
Depreciation and amortization	28,003	27,877	28,509	56,512	55,659	110,522
Non-cash loss on equity investment	-	-	-	-	-	3,430
EBITDA	$ 51,236	$ 53,075	$ 31,083	$ 82,319	$ 82,460	$ 166,208
Adjustments:						
Gain on disposition of assets, net	$ -	$ -	$ -	$ -	$ -	$ (146)
Realized losses from FX contracts not designated as hedging instruments	(912)	(806)	(869)	(1,781)	(1,496)	(3,224)
Other than temporary loss on note receivable	-	-	-	-	(1,129)	(1,129)
Adjusted EBITDA	$ 50,324	$ 52,269	$ 30,214	$ 80,538	$ 79,835	$ 161,709
Free cash flow:						
Cash flows from operating activities	$ 66,807	$ 46,620	$ (34,246)	$ 32,561	$ 87,666	$ 196,744
Less: Capital expenditures, net of proceeds from sale of assets	(13,303)	(20,755)	(11,630)	(24,933)	(41,969)	(137,058)
Free cash flow	$ 53,504	$ 25,865	$ (45,876)	$ 7,628	$ 45,697	$ 59,686

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income and expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.



Thank you

Follow Helix ESG on Twitter:
www.twitter.com/Helix_ESG

Join the discussion on LinkedIn:
www.linkedin.com/company/helix

Facebook
www.facebook.com/HelixEnergySolutionsGroup